SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of report (date of earliest event reported):

                                 August 17, 2001
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                       ROBOCOM SYSTEMS INTERNATIONAL INC.
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             (Exact name of Registrant as specified in its charter)

                                    New York
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                 (State or other jurisdiction of incorporation)

       0-22735                                                    11-2617048
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(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)

                  511 Ocean Avenue, Massapequa, New York 11758
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               (Address of Principal Executive Offices) (Zip Code)

                                 (516) 795-5100
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              (Registrant's telephone number, including area code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 4. Changes in Registrant's Certifying Accountant.

      On August 17, 2001, the Company retained the accounting firm of Eisner & Lubin LLP to act as the Company's independent auditors and to audit the Company's financial statements as of and for the year ending May 31, 2001.

      During the Company's two most recent fiscal years and the subsequent period prior to such engagement, the Company has not consulted Eisner & Lubin LLP nor has Eisner & Lubin LLP provided any advice regarding either the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements, nor on any matter that was either the subject of a disagreement or reportable event.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      None

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2001

                                        ROBOCOM SERVICES INTERNATIONAL INC.


                                        By: /s/ Irwin Balaban
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                                            Irwin Balaban
                                            Chief Executive Officer